UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016 (May 5, 2016)

EL POLLO LOCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36556	20-3563182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3535 Harbor Blvd., Suite 100, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 599-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 5, 2016, El Pollo Loco Holdings, Inc., issued a press release announcing certain financial results for its first quarter ended March 30, 2016, and that management would discuss those results on a conference call that day at 5:00 P.M. Eastern Time. The press release is attached hereto as Exhibit 99.1.

The information herein, including exhibit, is being furnished and not filed, including for purposes of section 18 of the Securities Exchange Act of 1934. Nor shall it be otherwise subject to liability under that section. Nor shall it be incorporated by reference into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except expressly.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Earnings press release, dated May 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

El Pollo Loco Holdings, Inc.
(Registrant)

Date: May 6, 2016

/s/ Laurance Roberts
Laurance Roberts
Chief Financial Officer

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